Altegris Multi-Strategy Alternative Fund Class
Class A (MULAX)
Class C (MULCX)
Class I (MULIX)
Class N (MULNX)

 a Series of Northern Lights Fund Trust

Supplement dated December 11, 2015 to the Statement of Additional Information

dated April 30, 2015

Effective as of the date of this Supplement, the Fund has revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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The information in this Supplement contains new and additional information beyond that in the Prospectus, dated April 30, 2015 and the Statement of Additional Information (“SAI”) dated April 30, 2015. This Supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.